Bank of America Merrill Lynch Banking and Financial Services Conference November 14, 2012 David Turner Chief Financial Officer EXHIBIT 99.1

RELATIONSHIP BANK FOCUSED ON SHARED VALUE
•
Bank Associates: 23,361
•
Assets: $122B
•
Loans: $75B
•
Deposits: $95B
•
Branches: 1,716
•
ATMs: 2,061
•
Market Cap:  $10.2B*
•
85% of deposits in 7 core states
*As of September 30, 2012
Ranked 4th or Better in Market Share
Business Services
›
Small and mid sized C&I lending
›
Commercial Real Estate
›
Equipment Finance
Consumer Services
›
Mortgage
›
Home Equity
›
Credit Card
›
Direct Lending
›
Indirect Auto
Wealth Management
›
Institutional Services
›
Private Wealth Management
›
Investment Services
›
Insurance
-

TARGETING A MORE BALANCED LOAN PORTFOLIO
CONSUMER SERVICES
• 39% of Total Loan Portfolio
• Mortgage loan production totaled $2.2 billion in 3Q
• Indirect auto lending grew 25% YoY or 10% linked quarter
• $1B Regions-branded credit card portfolio now serviced in-
house
3Q12 Consumer Services Loans: $29B
BUSINESS SERVICES
• 61% of Total Loan Portfolio
• Focused on middle market and small business
• Broad based middle-market commercial loan growth across
footprint and industries
3Q12 Business Services Loans: $46B
* Includes commercial real estate owner occupied loans
1st Mort
45%
Home
Equity
41%
Indirect
7%
Credit
Card
3%
Other
4%
C&I
58%
CRE
23%
IRE
19%
*

BUSINESS SERVICES FOCUSED ON SPECIALIZED
INDUSTRIES
Transportation
Restaurant
Healthcare
Technology/Defense
Energy
(Houston)
(Atlanta)
(Charlotte)
(Nashville)
4
• Specialized lending groups
are headquartered
throughout our footprint
• Integrated approach to
specialized lending where
local bankers work with
experienced specialized
lenders to meet customer
needs
• Our goal is to be the
premier corporate middle
market bank for the
specialized industries we
serve
• Experienced positive year
over year growth in all
industries

LOAN COMMITMENTS AND LOANS OUTSTANDING INCREASE
Commitments and Outstandings
• Commitments increased $3.5 billion since last year to $32.2 billion; line utilization up 60 bps year-over-year
• Pipelines remain solid and are slightly above the same level at this time last year as our clients fund capital expenditures, working capital needs, and, increasingly, M&A activity
• Commercial & industrial loan balances on an average basis increased $570 million*, or 2% linked quarter reflecting strength in our middle market portfolio
*Excludes $185 million of remaining loans related to the Morgan Keegan sale that were transferred off balance sheet  in the third quarter
5
10,069
10,592
11,265
11,631
12,428
12,764
13,275
13,858
14,148
25,020
26,272
26,992
28,029
28,731
29,929
30,801
31,242
32,228
40.2%
40.3%
41.7%
41.5%
43.3%
42.6%
43.1%
44.4%
43.9%
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Outstandings Commitments Utilization Rate

$ in millions
$79,447
$77,594
$76,720
$76,202
$75,259
4.31%
4.35%
4.29%
4.29%
4.18%
11,884
10,727
10,111
9,447
8,713
3Q11
4Q11
1Q12
2Q12
3Q12
Investor Real Estate
Loan Yield

Regions 6

LOAN BALANCE TRENDS
• Total loans
2
were down $758 million
dollars or 1% linked quarter
• Investor real estate totaled $8.7 billion
at quarter end and has now been
reduced to 12% of total loans down
from 15% one year ago
• Investor real estate expected to
continue the decline at a moderate
pace over the remainder of 2012
• Total loan yields were down 11 basis
points linked quarter due to the
prolonged low rate environment and
increasing pricing competition,
primarily within our middle market
segment
Total Loan Balances
1
and Loan Yields
1  Ending balances
2  Excludes $185 million of remaining loans related to the Morgan Keegan sale that were transferred off balance sheet  in the third quarter

FUNDING MIX CONTINUES TO IMPROVE AS DEPOSIT
COSTS DECLINED 4 BPS
• Avg. time deposits as a % of avg.
deposits decreased to 16% in 3Q12
from 22% in 3Q11
• Deposit repricing opportunities
remain, maturities include:
• 4Q12 - $3B at 2.10%
• 1H13 - $4.9B at 1.69%
• 2H13 - $2.3B at 0.66%
• Deposit costs declined 4 bps linked
quarter, down 18 bps year-over-year
• Total funding costs improved to 56
bps, down 19 bps from one year ago
* Average Balances
Deposit Balances* and  Deposit Costs
74,778
75,381
77,008
78,688
79,073
21,369
19,774
19,053
17,175
15,536
$96,147
$95,155
$96,061
$95,863
$94,609
46 bps
40 bps
37 bps
32 bps
28 bps
3Q11 4Q11 1Q12 2Q12 3Q12
Low Cost Deposits Time Deposits + Other Deposit Cost

NET INTEREST MARGIN IMPACTED BY CONTINUED LOW
RATE ENVIRONMENT
• Net interest margin was impacted by
the continued low rate environment,
which drove overall higher
prepayment rates
• Securities portfolio yield impacted by
increased prepayments and lower
reinvestment yields
• Non-accrual loans impacted NIM by
10 bps in Q3 versus 7 bps in Q2;
Q2 benefitted from larger than usual
full loan payoffs
• Cash reserves negatively impacted
net interest margin 7 bps in 3Q12
compared to 8 bps in 2Q12, an
improvement of 1 bp
Net Interest Income and Net Interest Margin
$859
$858
$839
$850
$830
3.04%
3.08%
3.09%
3.16%
3.08%
3Q11 4Q11 1Q12 2Q12 3Q12
Net Interest Income (FTE) Net Interest Margin

RECORD MORTGAGE INCOME DRIVES NON-INTEREST
REVENUE HIGHER
• Non-interest revenue increased 5%
linked quarter
• Mortgage revenues increased 18%
linked quarter and 56% over last year
• 50% of applications for new
Regions mortgage customers
• YTD HARP II loans of $1.2 billion,
exceeding original goal of $1 billion
for the full year
• Mortgage loan production of $2.2
billion reflects an increase of 8%
from the second quarter
Fee Income by Quarter
(1)
(1) From continuing operations
310
263
254
233
244
68
57
77
90
106
24
24
23
23
18
27
26
28
26
28
84
137
142
135
137
$513
$507
$524
$507
$533
3Q11 4Q11 1Q12 2Q12 3Q12
Service charges Mortgage Income
Credit Card/Bankcard Income Insurance Income
Other

NON-INTEREST EXPENSES IMPACTED BY CREDIT
EXPENSES
(1) From continuing operations adjusted to exclude goodwill -Non-GAAP, see appendix for GAAP to Non-GAAP reconciliation
• Non-interest expenses were up 3% linked
quarter due to an increase in credit related
expenses, credit card conversion expenses and
salaries and benefits
• Other real estate expenses increased $3 million
over prior quarter
• Held for sale experienced net gains of $17
million related to property sales, reflecting asset
value improvements, compared to $26 million in
net gains in the prior quarter
• Overall 2012 expenses from continuing
operations are expected to be down from 2011
as a result of continued and disciplined focus
on cost control
Other Real Estate and HFS Expenses
$850
$871
$913
$842
$869
3Q11 4Q11 1Q12 2Q12 3Q12
$48
$33
$15
$(16)
$(4)
3Q11 4Q11 1Q12 2Q12 3Q12
1
Non-Interest Expenses

$ in millions

$ in millions

$ in millions

$ in millions

REGIONS

CONTINUED MOMENTUM IN ASSET QUALITY METRICS
NPLs and Coverage Ratio Business Services Criticized Loans
Loan Loss Provision
30% Decline in Total NPLs*
30% Decline*
91% Decline*
*Year-over-year change
**Excludes loans held for sale
NPL Gross Migration
39% Decline*
$7,305
$6,370
$5,979
$5,436
$5,131
3Q11 4Q11 1Q12 2Q12 3Q12
$755
$561
$381
$315
$463
3Q11 4Q11 1Q12 2Q12 3Q12
$2,710
$2,372
$2,151
$1,915
$1,884
109%
116%
118%
120%
109%
3Q11 4Q11 1Q12 2Q12 3Q12
NPLs**
358
282
191
136
145
153
148
141
129 117
(156)
(135)
(215)
(239) (229)
$355
$295
$117
$26 $33
3Q11 4Q11 1Q12 2Q12 3Q12
Business Services and HFS
Consumer
Reserve Reduction
ALL / NPL**

CAPITAL RATIOS REMAIN STRONG
Loan to Deposit Ratio
Tier 1 Capital Ratio Tier 1 Common Ratio
(1) Non-GAAP – See appendix for reconciliation
(2) Includes Series A Preferred Stock and associated warrant
(3) Based on ending balances
• Basel III Tier 1 Common ratio
(1)
estimated
under the new proposed rules at 8.7%
• Loan to deposit ratio remains low,
allowing Regions to be ready for loan
growth when the market demand
increases
(1)
(2)
9.0%
9.4%
10.5%
11.0%
11.5%
3.8%
3.9%
3.8%
12.8%
13.3%
14.3%
11.0%
11.5%
3Q11 4Q11 1Q12 2Q12 3Q12
Tier 1 Capital Excluding TARP TARP Impact
83%
81%
79%
80%
79%
3Q11 4Q11 1Q12 2Q12 3Q12
8.2%
8.5%
9.6%
10.0%
10.5%
3Q11 4Q11 1Q12 2Q12 3Q12
(3)
(1)

13 APPENDIX

FORWARD-LOOKING STATEMENTS
This presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private
Securities Litigation Reform Act of 1995 (“ the Act” ) provides a “ safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements.
These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act” )became law in July 2010, and a number of legislative, regulatory and tax proposals remain pending.  Future and proposed rules, including those that are part of the Basel III process are expected to require banking institutions to increase levels of capital. All of the foregoing may have significant effects on Regions and the financial services industry, the exact nature and extent of which cannot be determined at this time.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins. Increases in benchmark interest rates would also increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› Possible regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact Regions' business model or products and services.
› Possible stresses in the financial and real estate markets, including possible deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions'
business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts, wind, tornados and hurricanes, and the effects of man-made disasters.
› Possible downgrades in ratings issued by rating agencies.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
    › The effects of any damage to Regions reputation resulting from developments related to any of the items identified above.
› The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions
“ Forward-Looking Statements” and “ Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2011 and the "Foward-Looking Statements"
section of Regions' Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2012.
The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

NON-GAAP RECONCILIATION: NON-INTEREST EXPENSE
($ amounts in millions)    9/30/12 6/30/12 3/31/12 12/31/11 9/30/11
Continuing Operations
Non-interest expense (GAAP) 869 $           842 $           913 $           1,124 $       850 $
Adjustments:
Securities impairment, net -               (2)                 -               (2)                 -
Branch consolidation and property and equipment charges -               -               -               2                   -
Goodwill impairment -               -               -               (253)             -
Adjusted non-interest expense (non-GAAP) G 869 $           840 $           913 $           871 $           850 $
Quarter Ended
The table below presents non-interest expense (GAAP) excluding certain adjustments to arrive at adjusted non-interest expense (non-
GAAP). Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. This non-GAAP financial measure is also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of this non-GAAP financial measure will permit investors to assess the performance of the Company on the same basis as that applied by management
.

NON-GAAP RECONCILIATION: TIER 1 COMMON
($ amounts in millions, except per share data)
9/30/12 6/30/12 3/31/12 12/31/11 9/30/11
As of and for Quarter Ended
TIER 1 COMMON RISK-BASED RATIO CONSOLIDATED
Stockholders' equity (GAAP)  14,901 $     14,455 $  17,534 $  16,499 $  17,263 $
Accumulated other comprehensive (income) loss  (202) (54) 60 69 (92)
Non-qualifying goodwill and intangibles  (4,836) (4,852) (4,881) (4,900) (5,649)
Disallowed deferred tax assets (238) (336) (345) (432) (506)
Disallowed servicing assets (33) (33) (36) (35) (35)
Qualifying non-controlling interests  93 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital (regulatory)  10,531 $     10,118 $  13,270 $  12,139 $  11,919 $
Qualifying non-controlling interests  (93) (92) (92) (92) (92)
Qualifying trust preferred securities  (846) (846) (846) (846) (846)
Preferred stock  - - (3,429) (3,419) (3,409)
Tier 1 common equity (non-GAAP)  O 9,592 $       9,180 $    8,903 $    7,782 $    7,572 $
Risk-weighted assets (regulatory)  P 91,723 91,779 92,546 91,449 92,786
Tier 1 common risk-based ratio (non-GAAP)  O/P 10.5% 10.0% 9.6% 8.5% 8.2%
The following table provides calculations of Tier 1 capital (regulatory) and "Tier 1 common equity" (non-GAAP). Traditionally, the Federal Reserve and other banking regulatory bodies have assessed a bank's capital adequacy based on Tier 1 capital, the calculation of which is prescribed in amount by federal banking regulations.
In connection with the Company's Comprehensive Capital Assessment and Review ("CCAR"), these regulators are supplementing their assessment of the capital adequacy of a bank based on a variation of Tier 1 capital, known as Tier 1 common equity.  While not prescribed in amount by federal banking regulations, analysts and banking regulators have assessed Regions' capital adequacy using the Tier 1 common equity measure.  Because Tier 1 common equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations, this measure is considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions' disclosed calculations. Since analysts and banking regulators may assess Regions' capital adequacy using Tier 1 common equity, management believe s that it is useful to provide investors the ability to assess Regions' capital adequacy on this same bases.
Tier 1 common equity is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company's balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to one of four broad risk categories. The aggregated dollar amount in each category is then multiplied by the risk-weighted category. The resulting weighted values from each of the four categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the Tier 1 capital ratio.  Adjustments are made to Tier 1 capital to arrive at Tier 1 common equity (non-GAAP). Tier 1 common equity (non-GAAP) is also divided by the risk-weighted assets to determine the Tier 1 common equity ratio (non-GAAP). The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements.

NON-GAAP RECONCILIATION: TIER 1 CAPITAL
Regions' Series A preferred stock was repurchased on April 4, 2012 and the warrant to purchase 48.3 million shares of Regions common stock was retired on May 2, 2012.  The following table presents the calculations of Tier 1 capital and the Tier 1 capital ratio, adjusted as if the repurchase of the shares and the retirement of the warrant occurred on the last day of the quarter for each prior period presented.  The amount retired includes the Series A preferred stock plus the remaining balance of the related discount.
($ amounts in millions)
9/30/12 6/30/12 3/31/12 12/31/11 9/30/11
TIER 1 RISK-BASED RATIO
Stockholders' equity   14,901 $        14,455 $        17,534 $        16,499 $        17,263 $
Accumulated other comprehensive (income) loss  (202) (54) 60 69 (92)
Non-qualifying goodwill and intangibles  (4,836) (4,852) (4,881) (4,900) (5,649)
Disallowed deferred tax assets (238) (336) (345) (432) (506)
Disallowed servicing assets (33) (33) (36) (35) (35)
Qualifying non-controlling interests  93 92 92 92 92
Qualifying trust preferred securities  846 846 846 846 846
Tier 1 capital as reported 10,531 $        10,118 $        13,270 $        12,139 $        11,919 $
Series A Preferred Stock Retirement (Reduction to Stockholders' equity) - $             - $             (3,500) $        (3,500) $        (3,500) $
Retirement of warrant to purchase 48.3 million shares of Regions common stock - - (45) (45) (45)
Tier 1 capital as adjusted to exclude Series A Preferred Stock 10,531 $        10,118 $        9,725 $          8,594 $          8,374 $
Risk-weighted assets
(1)
91,723 91,779 92,546 91,449 92,786
Tier 1 capital ratio
(1)
11.5% 11.0% 14.3% 13.3% 12.8%
(1)
11.5% 11.0% 10.5% 9.4% 9.0%
Quarter Ended
Tier 1 capital ratio excluding Series A Preferred Stock and associated warrant

NON-GAAP RECONCILIATION: BASEL III
Estimate based on June
2012 U.S. Notices of
Proposed Rulemaking
($ amounts in millions)    9/30/2012
Stockholders' equity (GAAP)  14,901 $
Non-qualifying goodwill and intangibles (4,987)
Adjustments, including other comprehensive income related to cash flow hedges, disallowed deferred tax assets, threshold deductions and other adjustments (312)
Basel III Tier 1 Common (non-GAAP) 9,602 $
Basel I risk-weighted assets 91,723 $
Basel III risk-weighted assets 110,449 $
Basel III Tier 1 Common Ratio 8.7%
(1) Under Basel III, regulatory capital must be reduced by purchased credit card relationship intangible assets. The majority of these assets are allowed in
Basel I capital.
(2) Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III. The amount included above is a reasonable approximation, based on our understanding of the requirements.
The following table provides calculations of Tier 1 common, based on Regions’ current understanding of Basel III requirements, as proposed by the U.S.
Notices of Proposed Rulemaking released in June 2012.  Regions currently calculates its risk-based capital ratios under guidelines adopted by the
Federal Reserve based on the 1988 Capital Accord (“Basel I”) of the Basel Committee on Banking Supervision (the “Basel Committee”).  In December
2010, the Basel Committee released its final framework for Basel III, which will strengthen international capital and liquidity regulation.  In June 2012, U.S.
Regulators released three separate Notices of Proposed Rulemaking covering U.S. implementation of the Basel III framework.   When implemented by
U.S. bank regulatory agencies and fully phased-in, Basel III will change capital requirements and place greater emphasis on common equity.
Implementation of Basel III will begin on January 1, 2013, and will be phased in over a six-year period.  The calculations provided below are estimates, based on Regions’ current understanding of the framework, including the Company’s reading of the requirements, and informal feedback received through the regulatory process.  Regions’ understanding of the framework is evolving and will likely change as the regulations are finalized.  Because the
Basel III implementation regulations are not formally defined by GAAP and have not yet been finalized and codified, these measures are considered to be non-GAAP financial measures, and other entities may calculate them differently from Regions’ disclosed calculations.  Since analysts and banking regulators may assess Regions’ capital adequacy using the Basel III framework, we believe that it is useful to provide investors the ability to assess
Regions’ capital adequacy on the same basis.
(2)
(1)